Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 11 - Commitments and Contingencies

On May 28, 2015 the Company entered an operating sub-lease agreement ending on May 31, 2016 for its headquarters in Arlington, Virginia. Prepaid expenses include $12,000 of fixed minimum lease payment that was prepaid through May 31, 2016. The sub-lease was subsequently extended on a month-to-month basis for $500 per month from June 1, 2016 through December 31, 2016. After December 31, 2016 the Company was not party to any lease agreements for corporate office space and its employees have been working virtually. The Company is paying each of Mr. Allen and Mr. Handerhan $1,000 per month to cover out of pocket expenses associated with phone, internet and office space.